Exhibit 10.2

                   Form of Warrant for Non-employee Directors


                        WARRANTS TO PURCHASE UP TO _____
                            SHARES OF COMMON STOCK OF
                               GOLD STANDARD, INC.

                          (Incorporated under the laws
                              of the State of Utah)

                By this certificate and for value received, Gold Standard, Inc., a Utah corporation (hereinafter called the "Company") subject to the conditions herein contained and upon the surrender of this Warrant Certificate to the Company at its principal offices, currently located at 712 Kearns Building, Salt Lake City, Utah 84101, will sell and deliver or cause to be sold and delivered to _______________________, at _____________________, on or before ___________, a certificate for fully paid and non-assessable shares of the Company's common stock, par value $0.001 upon payment of the purchase price for the number of shares in respect of which this Warrant Certificate is exercised, but in no event in excess of the number of shares set forth above; provided, however, that under certain conditions hereinafter set forth, the number of shares of the Company's common stock purchasable upon the exercise of this Warrant Certificate may be increased or reduced as provided in Section 2 hereof and the purchase price may be adjusted as provided in said Section 2. This Warrant Certificate shall not be transferable without the express prior written consent of the Company. The shares issuable upon exercise of this Warrant Certificate are referred to as the "Warrant Shares". Subject to adjustment as aforesaid, the purchase price per share, herein called the "Purchase Price" shall be U.S. $_______ per share.

                1.       Exercise of Warrants.
                         ---------------------

                         (a) The warrants evidenced by this Warrant  Certificate
                may be exercised on or before _______.

                         (b) This Warrant Certificate shall terminate automatically upon the earlier to occur of (i) ___________, or
                (ii) the date that the holder of this Warrant Certificate ceases, whether voluntarily or involuntarily, to be a member of the Board of Directors of the Company. Until the date of termination of this Warrant Certificate, the holder hereof may purchase all or any part of the number of shares of the Company's common stock purchasable upon the exercise of this Warrant Certificate, and such shares shall be the sole and complete property of the Warrant holder irrespective of whether the Warrant holder thereafter continues to serve as a member of the Board of Directors of the Company.

                         (c) Subject to the conditions of this warrant, the warrants represented hereby may be exercised by the holder hereof by the surrender of this Warrant Certificate (with the Notice of Exercise annexed hereto properly completed and executed) at the principal office of the Company or at the principal office of the transfer agent, if any, for the Company's common stock (or at such other place as the Company and the holder hereof shall agree upon in writing), together with payment in the form of a certified or bank cashier's check drawn on cleared, U.S. funds to the Company of the aggregate of the purchase price for the number of Warrant Shares in respect of which the warrants represented hereby are then exercised.

                         (d) Upon  surrender  of this  Warrant  Certificate  and
                payment of the Purchase Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder of this Warrant Certificate and in the name of the Warrant holder, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of the warrants represented by this Warrant Certificate. Upon surrender of this Warrant Certificate and payment of the Purchase Price, as aforesaid, the Company may issue and cause to be delivered to or upon the written order of the holder of this Warrant Certificate in the name or names of persons other than the Warrant holder, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of the Warrant represented by this certificate, but only upon the written request of the Warrant holder and only with the unanimous approval of the Board of Directors of the Company. In the event the shares are to be registered in the name of a person other than the registered holder of the Warrant Certificate, the Purchase Price shall be accompanied by payment of any federal, state and local transfer taxes applicable to the transaction. The certificate or certificates representing the Warrant Shares shall be deemed to have been issued and any person named therein shall be deemed, for all purposes, to have become a holder of record of such Warrant Shares as of the close of business on the date of surrender of this Warrant Certificate and payment of the Purchase Price and transfer taxes, if any, as aforesaid.

                         (e) The warrants represented by this Warrant Certificate shall be exercisable, at the election of the holder hereof, and, in the event that fewer than all of the warrants represented by this Warrant Certificate are exercised prior to the expiration of the warrants, a new warrant certificate or certificates will be issued for the number of warrants represented by the surrendered certificate which were not so exercised. All warrant certificates surrendered upon the exercise of the warrants evidenced thereby shall be cancelled.

                         (f) The Company shall not be required to issue fractions of Warrant Shares on the exercise of warrants. If any fraction of a Warrant Share would, except for the provisions of this paragraph, be issuable upon the exercise of any warrant, the warrant so exercised shall be deemed to confer to the right to purchase the next smaller number of full Warrant Shares. If more than one warrant shall be exercisable at one time by the same holder, the number of Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of warrants exercised.

                2. Adjustment to Purchase Price and Number of Shares of Common Stock. The Purchase Price and the number of shares of common stock purchasable upon the exercise of a warrant evidenced by any warrant certificate shall be subject to adjustment from time to time as follows:

                         (a) In case the  Company  shall (i) pay a  dividend  or
                make a distribution to all holders of its common stock in shares of its common stock, (ii) subdivide its outstanding shares of common stock into a larger number of shares, or (iii) combine its outstanding shares of common stock into a smaller number of shares, then the Purchase Price in effect immediately prior to such action shall be adjusted to an amount that bears the same relationship to the Purchase Price in effect immediately prior to such action as the total number of shares of the common stock of the Company outstanding immediately prior to such action bears to the total number of shares of common stock of the Company outstanding immediately after such action. An adjustment made pursuant to this subsection (A) shall become effective, and any such action shall be deemed to have been taken, immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision or of a combination.

                         (b) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least three percent (3%) in such price; provided, however, that any adjustment which by reason of this subsection
                (B) is not  required  to be made  shall be carried  forward  and taken into account in any subsequent adjustment. All calculations under this section shall be made to the nearest cent.

                         (c) In case  of any  capital  reorganization  or of any
                reclassification of the common stock of the Company or in the case of the consolidation of the Company with, or the merger of the Company with or into, any other corporation or of the sale of all of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each warrant shall, after such capital reorganization, reclassification of common stock, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this agreement and upon payment of the Purchase Price in effect immediately prior to such action, for the number of shares of common stock or other securities or property which he would have owned or have been entitled to receive after the happening of such capital reorganization, reclassification of common stock, consolidation, merger or sale had such warrant been exercised immediately prior to such action, and in any case, if necessary, the provisions set forth in this section with respect to the rights and interests thereafter of the holders of the warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable upon the exercise of the warrants. The subdivision or combination of shares of common stock at any time outstanding into a greater or lesser number of shares of common stock shall not be deemed to be a reclassification of the common stock of the Company for the purpose of this subsection (c).

                         (d) Upon each  adjustment  of the  Purchase  Price as a
                result of (i) a dividend or distribution in shares of common stock, or (ii) a subdivision of the outstanding shares of common stock, the number of Warrant Shares purchasable upon the exercise of any warrant certificate shall be increased to the number of shares of common stock obtained by multiplying the number of shares of common stock purchasable immediately prior to such adjustment upon exercise of warrants evidenced by the warrant certificate held by such holder, by the Purchase Price in effect immediately prior to such adjustment and dividing the product so obtained by the Purchase Price in effect after such adjustment.

                         (e) Upon each  adjustment  of the  Purchase  Price as a
                result of a combination of the common stock, each warrant certificate shall thereupon evidence the right to purchase that number of shares of common stock obtained by multiplying the number of shares of common stock purchasable immediately prior to such adjustment upon exercise of the warrants evidenced by the warrant certificate held by such holder by the Purchase Price in effect immediately prior to such adjustment and dividing the product so obtained by the Purchase Price in effect after such adjustment.

                         (f) Whenever there is an adjustment in the Purchase Price, as provided herein, the Company shall promptly cause a notice stating that such adjustment has been effected and stating the Purchase Price then in effect and the number of shares of common stock purchasable upon exercise of any warrant certificate to be sent by first class mail, postage prepaid, to each registered holder of a warrant certificate at his address appearing on the warrant register. The Company shall keep a copy of the notice on file and available for inspection by holders of warrant certificates during reasonable business hours.

                         (g) Irrespective of any adjustments in the Purchase Price or the number of shares purchasable upon the exercise of a warrant, warrant certificates theretofore or thereafter issued may continue to express the same prices and number of shares as are stated in the similar warrant certificates issuable initially, or at some subsequent time, and the Purchase Price and such number of shares specified therein shall be deemed to have been so adjusted.

                3. Notices to Warrant Holders. Nothing contained in any of the warrant certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as stockholders in respect of the meeting of stockholders for the election of directors of the Company or any other matters.

                4. Registration Under the Securities Act of 1933. The holder of this warrant, by acceptance hereof, agrees that the warrants represented by this Warrant Certificate and the Warrant Shares have been and will be acquired for investment and not with a view to distribution or resale, and that neither these warrants, nor any such shares, will be transferred or disposed of except in accordance with the Securities Act of 1933, as amended (the "Securities Act"), and the then existing rules and regulations promulgated thereunder. The warrants and the Warrant Shares shall not be transferred except upon the conditions specified in these warrants and compliance with the provisions of the Securities Act in respect of the transfer of any warrant or of any Warrant Shares.

                5. Notices. Any notice pursuant to this Warrant Certificate to be given by the Company or the holder of this Warrant Certificate shall be sufficiently given if sent by first class mail, postage prepaid, addressed, if to the Company at its principal office, or if to the warrant holder, to the registered holder's address as it last appears on the warrant registry maintained by the Company or, if appointed, to the warrant agent.

                6. Governing Law. This Warrant Certificate and each warrant evidenced hereby shall be deemed to be a contract made under, and shall be construed in accordance with and governed by, the laws of the State of Utah.

                IN WITNESS WHEREOF, Gold Standard, Inc., has caused this Warrant Certificate to be duly executed under its corporate seal.

DATED: ________________

                                             GOLD STANDARD, INC.


                                             By ----------------------------
                                                      President
(SEAL)

ATTEST:

By ------------------
      Secretary

"The securities represented hereby have not been registered under the Securities Act of 1933, and no transfer, pledge, hypothecation or other disposition of it may be effected unless registered under the Securities Act of 1933, or in the opinion of counsel of Gold Standard, Inc., such disposition is exempt from the registration provisions of the Act."

                               NOTICE OF EXERCISE
                               ------------------

                The undersigned hereby elects to purchase ----- shares of Common Stock, par value $0.001 per share, of Gold Standard, Inc., pursuant to the attached Warrant Certificate ("Warrant") and tenders herewith payment of the Purchase Price in full, together with all applicable transfer taxes, if any.

                Subject to compliance with the applicable provisions of the U.S. Securities Act of 1933 and the production of evidence satisfactory to Gold Standard, Inc. of such compliance, please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned, or, also subject to payment of the applicable transfer taxes, in such other name as may be specified below:

                                                  ------------------------------
                                                  Name

                                                  ------------------------------
                                                  ------------------------------

                                                  Address

                                                  ------------------------------
                                                  Signature

                FOR VALUE RECEIVED,                                       hereby
                                    ------------------------------------
sells, assigns and transfers unto

Name----------------------------------------------------------------------------
                (Please typewrite or print in block letters)

Address-------------------------------------------------------------------------

the right to purchase Common Stock represented by this Warrant to the extent of -------------- shares as to which right is exercisable and does hereby irrevocably constitute and appoint ------------------------- , attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

                                                  ------------------------------
                                                  Signature

Dated: